Putnam Focused Equity Fund
The fund's portfolio
11/30/20 (Unaudited)

COMMON STOCKS (97.4%)(a)
	Shares	Value
Aerospace and defense (1.9%)
TransDigm Group, Inc.	24,590	$14,242,282

		14,242,282
Airlines (1.9%)
Ryanair Holdings PLC ADR (Ireland)(NON)	130,400	13,531,608

		13,531,608
Banks (2.5%)
Citigroup, Inc.	332,920	18,333,904

		18,333,904
Beverages (3.3%)
Constellation Brands, Inc. Class A	116,940	24,070,930

		24,070,930
Biotechnology (4.6%)
AbbVie, Inc.	227,600	23,802,408
Ascendis Pharma A/S ADR (Denmark)(NON)	59,591	10,054,789

		33,857,197
Capital markets (3.1%)
Charles Schwab Corp. (The)	238,685	11,643,054
KKR & Co., Inc. Class A	288,608	10,946,901

		22,589,955
Commercial services and supplies (1.4%)
Waste Connections, Inc.	97,145	10,101,137

		10,101,137
Electric utilities (2.6%)
NextEra Energy, Inc.	255,284	18,786,350

		18,786,350
Entertainment (2.4%)
Sea, Ltd. ADR (Thailand)(NON)(S)	98,300	17,730,371

		17,730,371
Equity real estate investment trusts (REITs) (2.7%)
Vornado Realty Trust(S)	508,366	19,780,521

		19,780,521
Food and staples retail (3.6%)
Walmart, Inc.	172,700	26,386,833

		26,386,833
Health-care equipment and supplies (3.4%)
Boston Scientific Corp.(NON)	465,581	15,434,010
Danaher Corp.	40,600	9,119,978

		24,553,988
Health-care providers and services (2.9%)
Cigna Corp.	102,300	21,395,022

		21,395,022
Hotels, restaurants, and leisure (5.4%)
Aramark	513,300	17,965,500
Hilton Worldwide Holdings, Inc.	209,014	21,660,121

		39,625,621
Household durables (—%)
HC Brillant Services GmbH (acquired various dates from 8/2/13 to 8/31/16, cost $502) (Private) (Germany)(NON)(F)(RES)	756	676

		676
Industrial conglomerates (2.6%)
Honeywell International, Inc.	92,989	18,962,317

		18,962,317
Insurance (5.2%)
AIA Group, Ltd. (Hong Kong)	1,334,400	14,575,713
Assured Guaranty, Ltd.	383,800	11,563,894
AXA SA (France)	492,924	11,550,981

		37,690,588
Internet and direct marketing retail (8.6%)
Alibaba Group Holding, Ltd. ADR (China)(NON)	58,871	15,504,267
Amazon.com, Inc.(NON)	12,845	40,693,474
Etsy, Inc.(NON)	39,400	6,331,580

		62,529,321
IT Services (6.0%)
Fidelity National Information Services, Inc.	125,942	18,691,052
Mastercard, Inc. Class A	31,067	10,454,356
Okta, Inc.(NON)	58,636	14,368,165

		43,513,573
Machinery (2.0%)
Otis Worldwide Corp.	217,137	14,535,151

		14,535,151
Media (7.5%)
Charter Communications, Inc. Class A(NON)	44,913	29,282,827
Sirius XM Holdings, Inc.(S)	3,898,653	25,302,258

		54,585,085
Oil, gas, and consumable fuels (4.5%)
Cenovus Energy, Inc. (Canada)	1,931,056	9,575,730
Enterprise Products Partners LP	1,179,812	22,888,353

		32,464,083
Real estate management and development (0.2%)
Altisource Asset Management Corp. (Virgin Islands)(NON)(AFF)	71,023	1,637,080

		1,637,080
Road and rail (4.5%)
Lyft, Inc. Class A(NON)	324,000	12,367,080
Union Pacific Corp.	100,848	20,581,060

		32,948,140
Software (9.7%)
Dynatrace, Inc.(NON)	323,400	12,295,668
Microsoft Corp.	270,898	57,991,135
Talend SA ADR(NON)	5,199	195,118

		70,481,921
Specialty retail (3.2%)
Home Depot, Inc. (The)	85,334	23,672,505

		23,672,505
Trading companies and distributors (1.7%)
United Rentals, Inc.(NON)	54,807	12,440,094

		12,440,094

Total common stocks (cost $625,203,710)		$710,446,253

CONVERTIBLE PREFERRED STOCKS (1.2%)(a)
	Shares	Value
Altisource Asset Management Corp. zero % cv. pfd. (acquired 3/17/14, cost $81,800,000) (Virgin Islands) (Private)(NON)(F)(RES)	81,800	$4,084,519
KKR & Co., Inc. $3.00 cv. pfd.(NON)(S)	89,795	4,976,439

Total convertible preferred stocks (cost $86,289,750)		$9,060,958

U.S. TREASURY OBLIGATIONS (—%)(a)
	Principal amount	Value
U.S. Treasury Notes 2.375%, 2/29/24(i)	$105,000	$112,997

Total U.S. treasury obligations (cost $112,997)		$112,997

SHORT-TERM INVESTMENTS (8.2%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 0.17%(AFF)	Shares	50,321,457	$50,321,457
Putnam Short Term Investment Fund Class P 0.17%(AFF)	Shares	8,434,843	8,434,843
U.S. Treasury Bills 0.104%, 12/8/20		$500,000	499,996
U.S. Treasury Bills 0.085%, 1/19/21(SEGSF)		200,000	199,978
U.S. Treasury Cash Management Bills 0.090%, 2/2/21(SEGSF)		400,000	399,951

Total short-term investments (cost $59,856,205)			$59,856,225
TOTAL INVESTMENTS

Total investments (cost $771,462,662)			$779,476,433

	FORWARD CURRENCY CONTRACTS at 11/30/20 (aggregate face value $122,868,635) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	12/16/20	$3,219,930	$3,218,938	$(992)
		Canadian Dollar	Buy	1/20/21	3,046,599	2,982,939	63,660
	Barclays Bank PLC
		British Pound	Buy	12/16/20	512,698	512,572	126
	Citibank, N.A.
		British Pound	Sell	12/16/20	1,665,968	1,665,252	(716)
		Canadian Dollar	Sell	1/20/21	17,916,035	17,542,747	(373,288)
		Danish Krone	Sell	12/16/20	9,563,637	9,643,635	79,998
		Euro	Sell	12/16/20	20,320,619	20,237,335	(83,284)
	HSBC Bank USA, National Association
		British Pound	Buy	12/16/20	5,759,018	5,754,942	4,076
		Chinese Yuan (Offshore)	Sell	2/18/21	6,279,183	6,287,799	8,616
		Hong Kong Dollar	Sell	2/17/21	14,589,918	14,583,966	(5,952)
	JPMorgan Chase Bank N.A.
		Canadian Dollar	Buy	1/20/21	1,439,303	1,409,372	29,931
	Morgan Stanley & Co. International PLC
		Australian Dollar	Sell	1/20/21	1,628,352	1,592,311	(36,041)
		British Pound	Sell	12/16/20	102,140	102,080	(60)
		Canadian Dollar	Sell	1/20/21	1,889,211	1,874,724	(14,487)
	State Street Bank and Trust Co.
		Canadian Dollar	Sell	1/20/21	443,745	434,538	(9,207)
		Chinese Yuan (Offshore)	Sell	2/18/21	16,421,100	16,364,355	(56,745)
	UBS AG
		Canadian Dollar	Sell	1/20/21	2,086,859	2,043,837	(43,022)
		Euro	Sell	12/16/20	3,740,939	3,713,788	(27,151)
	WestPac Banking Corp.
		Canadian Dollar	Buy	1/20/21	8,243,758	8,107,863	135,895
		Chinese Yuan (Offshore)	Buy	2/18/21	4,793,804	4,795,642	(1,838)

	Unrealized appreciation						322,302

	Unrealized (depreciation)						(652,783)

	Total						$(330,481)
*	The exchange currency for all contracts listed is the United States Dollar.

	Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank.
	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from September 1, 2020 through November 30, 2020 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $729,198,163.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $4,085,195, or 0.6% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:
	Name of affiliate	Fair value as of 8/31/20	Purchase cost	Sale proceeds	Investment income	Capital gain distributions	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Shares outstanding at period end	Fair value as of 11/30/20
	Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$23,279,275	$95,960,520	$68,918,338	$10,502	$—	$—	$—	50,321,457	$50,321,457
	Putnam Short Term Investment Fund**	10,078,448	68,648,693	70,292,298	15,075	—	—	—	8,434,843	8,434,843

	Total Short-term investments	33,357,723	164,609,213	139,210,636	25,577	—	—	—		58,756,300
	Common stocks‡
	Real estate
	Altisource Asset Management Corp. (Virgin Islands)	2,016,056	—	337,886	—	—	(1,090,749)	1,049,659	71,023	1,637,080

	Total Common stocks	2,016,056	—	337,886	—	—	(1,090,749)	1,049,659		1,637,080

	Totals	$35,373,779	$164,609,213	$139,548,522	$25,577	$—	$(1,090,749)	$1,049,659		$60,393,380
	* No management fees are charged to Putnam Cash Collateral Pool, LLC.
	# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $50,321,457, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $48,117,136.
	** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.
	‡ Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $583,942.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
	At the close of the reporting period, the fund maintained liquid assets totaling $725,380 to cover certain derivative contracts.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
	The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
	For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $564,003 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $583,942 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$72,315,456	$—	$—
Consumer discretionary	125,827,447	—	676
Consumer staples	50,457,763	—	—
Energy	32,464,083	—	—
Financials	52,487,753	26,126,694	—
Health care	79,806,207	—	—
Industrials	116,760,729	—	—
Information technology	113,995,494	—	—
Real estate	21,417,601	—	—
Utilities	18,786,350	—	—

Total common stocks	684,318,883	26,126,694	676
Convertible preferred stocks	—	4,976,439	4,084,519
U.S. treasury obligations	—	112,997	—
Short-term investments	8,434,843	51,421,382	—

Totals by level	$692,753,726	$82,637,512	$4,085,195
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(330,481)	$—

Totals by level	$—	$(330,481)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:
Investments in securities:	Balance as of August 31, 2020	Accrued discounts/ premiums	Realized gain/ (loss)	Change in net unrealized appreciation/ (depreciation)#	Cost of purchases	Proceeds from sales	Total transfers into Level 3†	Total transfers out of Level 3†	Balance as of November 30, 2020
Common stocks*:
Consumer discretionary	$677	$—	$—	$(1)	$—	$—	$—	$—	$676

Total common stocks	$677	$—	$—	$(1)	$—	$—	$—	$—	$676
Convertible preferred stocks	$4,084,519	—	—	—	—	—	—	—	$4,084,519
Preferred stocks	$8,000,001	—	(19,599,997)	19,599,993	—	(7,999,997)	—	—	$—

Totals	$12,085,197	$—	$(19,599,997)	$19,599,992	$—	$(7,999,997)	$—	$—	$4,085,195
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
† Transfers during the reporting period did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period.
# Includes $1 related to Level 3 securities still held at period end.

The table below represents quantitative information on internally priced Level 3 securities that were valued using unobservable inputs. The table excludes securities with valuations provided by a broker.
Description	Fair Value	Valuation Techniques	Unobservable Input	Range of unobservable inputs (Weighted Average)	Impact to Valuation from an Increase in Input (1)
Private equity	$676	Market transaction price	Liquidity discount	25%	Decrease

			Litigation value	$135.92/Share	Increase
Private equity	$4,084,519	Discounted cash flow	Probability discount	50%	Decrease
			Discount rate	8%	Decrease
			Recovery time	4 years	Decrease
(1) Expected directional change in fair value that would result from an increase in the unobservable input.

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$136,400,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com